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Exhibit 1.1

PINNACLE GAS RESOURCES, INC.
3,750,000 Shares of Common Stock

FORM OF UNDERWRITING AGREEMENT

            , 2007

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
    as Representative of the several Underwriters
c/o Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
Arlington, Virginia 22209

Dear Sirs:

        Pinnacle Gas Resources, Inc., a Delaware corporation (the "Company"), and certain stockholders of the Company listed on Schedule I hereto (the "Selling Stockholders") each confirms its agreement with each of the underwriters listed on Schedule II hereto (collectively, the "Underwriters"), for whom Friedman, Billings, Ramsey & Co., Inc. is acting as representative (in such capacity, the "Representative"), with respect to (i) the sale by the Company of an aggregate 3,750,000 shares (the "Initial Shares") of common stock, par value $0.01 per share, of the Company (the "Common Stock"), and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of Common Stock set forth opposite the names of the Underwriters in Schedule II hereto, and (ii) the grant of the option described in Section 1(b) hereof by the Selling Stockholders to purchase all or any part of 562,500 additional shares of Common Stock to cover over-allotments (the "Option Shares"), if any, from each such Selling Stockholder, based on the pro rata allocation of shares of Common Stock set forth opposite the names of each Selling Stockholder in Schedule I hereto, to the Underwriters, acting severally and not jointly, in the respective numbers of shares of Common Stock set forth opposite the names of each of the Underwriters listed in Schedule II hereto. The Initial Shares to be purchased by the Underwriters and all or any part of the Option Shares subject to the option described in Section 1(b) hereof are hereinafter called, collectively, the "Shares."

        The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Underwriting Agreement (the "Agreement") has been executed and delivered.

        The Company has filed with the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-1 (No. 333-139556) including a related preliminary prospectus, for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations"). The Company has prepared and filed such amendments to the registration statement and such amendments or supplements to the related preliminary prospectus as may have been required to the date hereof, and will file such additional amendments or supplements as may hereafter be required.

        The registration statement, as amended at the time it was declared effective by the Commission (and, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), such registration statement as so amended) and including all information deemed to be a part of the registration statement pursuant to Rule 430A of the Securities Act Regulations or otherwise, is hereinafter called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the 462(b) Registration Statement.

        The preliminary prospectus, subject to completion dated April    , 2007, relating to the Shares, as filed with the Commission by the Company with the consent of the Representative pursuant to Rule 424(a) of the Securities Act Regulations is hereinafter called the "Preliminary Prospectus." The term "Prospectus" means the final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto.

        The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

        The term "Disclosure Package" means, as of the Initial Sale Time (as defined herein) (i) the Preliminary Prospectus, as most recently amended or supplemented immediately prior to the Initial Sale Time, (ii) the Issuer Free Writing Prospectuses (as defined below), if any, identified in Schedule III hereto, and (iii) any other Free Writing Prospectus (as defined below) that the parties hereto shall hereafter expressly agree to treat as part of the Disclosure Package on a schedule to be attached hereto.

        The term "Issuer Free Writing Prospectus" means any issuer free writing prospectus, as defined in Rule 433 of the Securities Act Regulations. The term "Free Writing Prospectus" means any free writing prospectus, as defined in Rule 405 of the Securities Act Regulations.

        Each Selling Stockholder has executed and delivered a Power of Attorney in the form attached hereto as Exhibit A, the "Power of Attorney"), pursuant to which each Selling Stockholder that is a party thereto has placed the Option Shares to be sold by it pursuant to this Agreement in custody and appointed the persons designated therein as attorneys-in-fact (the "Attorneys") with the authority to execute and deliver a Custody Agreement and this Agreement on behalf of such Selling Stockholder and to take certain other actions with respect thereto and hereto.

        The Company, and each of the Selling Stockholders and the Underwriters agree as follows:

        1.    Sale and Purchase:

        (a)    Initial Shares.    Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock of $            , the Company agrees to sell to the Underwriters the number of Initial Shares, and each Underwriter agrees, severally and not jointly, to purchase from the Company the number of Initial Shares set forth in Schedule II opposite such Underwriter's name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

        (b)    Option Shares.    In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock set forth in Section 1(a) above, each Selling Stockholder acting severally and not jointly hereby grants an option to the Underwriters, acting severally and not jointly, to purchase from each Selling Stockholder in Schedule I hereto, all or any part of the number of Option Shares set forth in Schedule I opposite each such Selling Stockholder's name, plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time within such 30-day period only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representative to the Company and the Attorneys setting forth the aggregate number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (an "Option Closing Time") shall be determined by the Representative, but shall not be later than five (5) full business days (or earlier, without the consent of the Company, than two (2) full business days) after the exercise of such option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Shares, each Selling Stockholder will sell its pro rata portion of the total number of Option Shares then being purchased in the same proportion as set forth in Schedule I opposite the name of such Selling Stockholder, and each of the Underwriters, acting severally and not jointly, will purchase its pro rata portion of the total number of Option Shares then being purchased in the same proportion as set forth in Schedule II opposite the name of such Underwriter, subject in each case to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

        2.    Payment and Delivery:

        (a)    Initial Shares.    The Initial Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight (48) hours' prior notice to the Company shall be delivered by or on behalf of the Company to the Representative, including, at the option of the Representative, through the facilities of The Depository Trust Company ("DTC") for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representative by the Company, upon at least forty-eight (48) hours' prior notice. The Company will cause the certificates, if any, representing the Initial Shares to be made available for checking and packaging not later than 1:00 p.m. New York City time on the business day prior to the Closing Time (as defined below) with respect thereto at the office of Andrews Kurth LLP, 600 Travis, Suite 4200, Houston, Texas 77002, or at the office of DTC or its designated custodian, as the case may be (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., CST, on the third (fourth, if the determination of the purchase price of the Initial Shares occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time and date shall be agreed to by the Representative and the Company). The time and date at which such delivery and payment are actually made is hereinafter called the "Closing Time."

        (b)    Option Shares.    Any Option Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight (48) hours' prior notice to the Company and the Selling Stockholders shall be delivered by or on behalf of the Selling Stockholders to the Representative, including, at the option of the Representative, through the facilities of DTC for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the accounts specified to the Representative by each of the Selling Stockholders, upon at least forty-eight (48) hours' prior notice. The Company will cause the certificates, if any, representing the Option Shares, to be made available for checking and packaging at least twenty-four hours prior to the Option Closing Time with respect thereto at the Designated Office. The time and date of such delivery and payment shall be 9:30 a.m., CST, on the date specified by the Representative in the notice given by the Representative to the Company of the Underwriters' election to purchase such Option Shares or on such other time and date as the Company and the Representative may agree upon in writing.

        (c)    Directed Shares.    It is understood that up to 75,000 shares of Common Stock, representing approximately 2% of the Initial Shares ("Directed Shares") initially will be reserved by the Underwriters for offer and sale to employees, directors, family members, friends and certain other persons having business relationships with the Company ("Directed Share Participants") upon the terms and conditions set forth in both the Prospectus and the Disclosure Package and in accordance with the rules and regulations of the National Association of Securities Dealers, Inc. (the "Directed Share Program"). Under no circumstances will the Representative or any Underwriter be liable to the Company or to any Directed Share Participant for any action taken or omitted to be taken in good faith in connection with such Directed Share Program. To the extent that any Directed Shares are not affirmatively reconfirmed for purchase by any Directed Share Participant on or immediately after the date of this Agreement, such Directed Shares may be offered to the public as part of the public offering contemplated herein.

        3.    Representations and Warranties of the Company and the Selling Stockholders:

        A.    The Company hereby represents and warrants to the Underwriters, and agrees with each Underwriter, that:

          (a)   the Company had, at the date indicated, the actual capitalization and the number of authorized shares and issued and outstanding shares as set forth in both the Prospectus and the Disclosure Package under the caption "Capitalization" and at the date indicated, the number of authorized shares and the number of issued and outstanding shares in that section had been duly authorized; all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, and have not been issued in violation of or subject to any pre-emptive right or other similar right of stockholders arising by operation of law or otherwise; except as disclosed in or contemplated by both the Prospectus and the Disclosure Package, as of the dates set forth in the Prospectus or Disclosure Package, as applicable, there are no outstanding (i) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (ii) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company to issue or sell any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options;

          (b)   the Company is a corporation duly organized and validly existing and in good standing under the laws of Delaware with requisite corporate power and authority to own, lease or operate its properties and to conduct its business as described in each of the Registration Statement, the Prospectus and the Disclosure Package, and to execute and deliver this Agreement and to consummate the transactions contemplated herein (including the issuance, sale and delivery of the Initial Shares);

          (c)   the Company does not own or control, directly or indirectly, any capital stock or other equity securities, any corporation, association or other entity or any ownership interest in any partnership, joint venture or other association;

          (d)   the Company is duly qualified, registered or licensed by, and is in good standing in, each jurisdiction in which it conducts its business, or in which it owns or leases property or maintains an office and in which such qualification, registration or licensing is necessary and in which the failure, individually or in the aggregate, to be so qualified, registered or licensed could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), results of operations or prospects of the Company taken as a whole (a "Material Adverse Effect" or "Material Adverse Change");

          (e)   except as disclosed in the Registration Statement, the Prospectus and the Disclosure Package, the Company is (i) not in violation of the Second Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws, or other organizational documents (collectively, the "Charter Documents") and (ii) not in breach of, or default under, nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or affected, except for such violations, breaches or defaults which would not have a Material Adverse Effect;

          (f)    the execution, delivery and performance by the Company of this Agreement, the issuance, sale and delivery of the Initial Shares by the Company, the consummation by the Company of the transactions contemplated hereby, and the compliance by the Company with the terms and provisions hereunder will not (A) conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under) (i) any provision of the Charter Documents of the Company, (ii) any provision of any contract, license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company is a party or by which it or its properties may be bound or affected, or (iii) any federal, state, local or foreign law, regulation or rule or any decree, judgment, permit or order applicable to the Company, except in the case of clauses (A)(ii) or (iii) above for such conflicts, breaches or defaults which have been validly waived or would not reasonably be expected to have a Material Adverse Effect, or (B) result in the creation or imposition of any material lien, charge, claim or encumbrance upon any property or asset of the Company;

          (g)   this Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof by the Representative and the Attorneys, on behalf of each of the Selling Stockholders, is enforceable in accordance with its terms and will constitute a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws relating to or affecting creditors' rights and remedies generally, and by general principles of equity, and except to the extent that the indemnification and contribution provisions hereof may be limited by applicable laws and public policy considerations in respect thereof;

          (h)   no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the Company's execution, delivery and performance of this Agreement, its consummation of the transactions contemplated herein, and the issuance of the Initial Shares and sale and delivery of the Shares as contemplated hereby, other than (A) such as have been obtained or made, or will have been obtained or made at the Closing Time or the relevant Option Closing Time, as the case may be, under the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act"), (B) such approvals as have been obtained in connection with the approval of the quotation of the Shares on the NASDAQ Stock Market ("Nasdaq"), subject to official notice of issuance, and (C) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

          (i)    except as described in the Registration Statement, the Disclosure Package and the Prospectus, the Company has (i) all licenses, permits, certificates, authorizations, consents and approvals and (ii) made all filings under any federal, state, local or foreign law, regulation or rule, in each case, that are required in order to conduct its business as described in both the Disclosure Package and the Prospectus, except to the extent that any failure to have any such licenses, permits, certificates, authorizations, consents or approvals or to make any such filings would not, individually or in the aggregate, have a Material Adverse Effect; and the Company is not in violation of, or in default under, or has received any notice regarding a possible violation, default or revocation of any such license, permit, certificate, authorization, consent or approval, the effect of such violations, defaults, revocations or notices thereof which could reasonably be expected to have a Material Adverse Effect;

          (j)    each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission; and the Company has complied to the Commission's satisfaction with any request on the part of the Commission for additional information;

          (k)   the Preliminary Prospectus when filed and the Registration Statement as of each effective date and as of the date hereof complied or will comply, and the Prospectus and any further amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, comply, in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

          (l)    the Registration Statement, as of its effective date, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and Prospectus will not, as of the applicable filing date and at the Closing Time and on each Option Closing Time (if any), contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representative to the Company expressly for use therein (that information being limited to that described in the last sentence of Section 9(d) hereof) or concerning the Selling Stockholders and furnished by or on behalf of the Selling Stockholders (that information being limited to that described in the third to last sentence of Section 9(b) hereof);

          (m)  as of    :00 [am]/[pm] (Eastern time) on the date of this Agreement (the "Initial Sale Time"), the Disclosure Package did not, and at the time of each sale of Shares and at the Closing Time and each Option Closing Time, the Disclosure Package will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; as of the date of first use and at all subsequent times through the Initial Sale Time, each Issuer Free Writing Prospectus, when considered together with the Disclosure Package as of the Initial Sale Time, did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Disclosure Package in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representative to the Company expressly for use therein (that information being limited to that described in the last sentence of Section 9(d) hereof) or concerning the Selling Stockholders and furnished by or on behalf of the Selling Stockholders (that information being limited to that described in the third to last sentence of Section 9(b) hereof);

          (n)   each Issuer Free Writing Prospectus identified in Schedule III hereto, as of the Initial Sale Time, did not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement;

          (o)   the Company is eligible to use Free Writing Prospectuses in connection with this offering pursuant to Rules 164, 405 and 433 under the Securities Act; any Free Writing Prospectus that the

  Company is required to file pursuant to Rule 433(d) under the Securities Act Regulations has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the Securities Act Regulations; and each Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act Regulations or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

          (p)   except for the Issuer Free Writing Prospectuses identified in Schedule III hereto, and any electronic road show relating to the public offering of the Shares contemplated herein, the Company has not prepared, used or referred to, and will not, without the prior consent of the Representative, prepare, use or refer to, any Free Writing Prospectus;

          (q)   the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectuses (to the extent any such Issuer Free Writing Prospectus was required to be filed with the Commission) delivered to the Underwriters for use in connection with the public offering of the Shares contemplated herein have been and will be identical in all material respects to the versions of such documents transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T;

          (r)   the Company filed the Registration Statement with the Commission before using any Issuer Free Writing Prospectus; and each Issuer Free Writing Prospectus was preceded or accompanied by the most recent Preliminary Prospectus satisfying the requirements of Section 10 under the Securities Act, which Preliminary Prospectus included an estimated price range;

          (s)   there are no actions, suits, proceedings, inquiries or investigations (collectively, "proceedings") pending or, to the knowledge of the Company, threatened against the Company, or any of its properties, directors, officers or affiliates at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, other than proceedings accurately described in all material respects in the Registration Statement, the Disclosure Package and the Prospectus or proceedings that could not reasonably be expected to have a Material Adverse Effect;

          (t)    other than the Underwriters, the Company has not authorized anyone to make any representations regarding the offer and sale of the Shares, or regarding the Company in connection therewith; and the Company has not received notice of any order or decree preventing the use of the Registration Statement, the Disclosure Package and the Prospectus or any amendment or supplement thereto and no proceeding for that purpose has commenced or is pending or, to its knowledge, is contemplated;

          (u)   the audited financial statements, including the notes thereto, included in the Registration Statement, the Disclosure Package and the Prospectus (i) fairly present in all material respects the financial condition of the Company as of the respective dates thereof, and the results of its operations for the periods then ended and (ii) correctly reflect and disclose all extraordinary items; and such audited financial statements have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved (except as described in the footnotes thereto) and in accordance with Regulation S-X promulgated by the Commission; [provided, however, that any interim unaudited financial information is subject to normal year-end adjustments;] the financial numbers in both the Prospectus and the Disclosure Package under the captions "Summary—Summary of Financial Data" and "Selected Financial Data" fairly present in all material respects the information shown therein and have been compiled on a basis consistent with the financial statements included in each of the Registration Statement, the Prospectus and the Disclosure Package; no other financial statements or supporting schedules are required to be included in the Registration Statement, the Prospectus or the Disclosure Package;

          (v)   Ehrhardt Keefe Steiner & Hoffman PC, who have certified certain financial statements and whose reports on the financial statements of the Company are filed with the Commission as part of each of the Registration Statement, the Prospectus and the Disclosure Package, and who have delivered the comfort letters referred to in Section 6(c) hereof, are, and were during the periods covered by their reports, independent registered public accountants with respect to the Company as required by the Securities Act and the Securities Act Regulations and are registered with the Public Company Accounting Oversight Board;

          (w)  subsequent to the respective dates as of which information is given in each of the Registration Statement, the Prospectus and the Disclosure Package, and except as may be otherwise stated in such documents, there has not been (A) any Material Adverse Change or any event, circumstance or change that has, or could reasonably be expected to have a Material Adverse Change, whether or not arising in the ordinary course of business, (B) any transaction other than in the ordinary course of business that is material to the Company, contemplated or entered into by the Company, (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company other than in the ordinary course of business, that is material to the Company, (D) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or any purchase by the Company of any of its outstanding capital stock or (E) any change of the capital stock or indebtedness of the Company;

          (x)   the Shares, when issued and delivered in accordance with the terms of this Agreement against payment therefor as provided herein, will, and the terms of this Agreement which are disclosed under the caption "Underwriting" do, conform in all material respects to the description thereof contained in the Registration Statement, the Prospectus and the Disclosure Package;

          (y)   except as disclosed in both the Prospectus and the Disclosure Package, there are no persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, (i) except for certain of the Selling Stockholders, to the extent of the equity securities to be offered and sold by such Selling Stockholders as contemplated by this Agreement, and (ii) except for those registration or similar rights which have been complied with or waived with respect to the offering contemplated by this Agreement, all of which registration or similar rights described in clauses (i) and (ii) are fairly summarized in both the Prospectus and the Disclosure Package;

          (z)   the Initial Shares to be issued and sold by the Company hereunder have been duly authorized for issuance, sale and delivery pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim; the issuance, sale and delivery of the Initial Shares by the Company are not subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right of stockholders arising by operation of law, under the Charter Documents of the Company, under any agreement to which the Company is a party or otherwise, other than as provided for in the Registration Statement, the Prospectus and the Disclosure Package or have been complied with or waived;

          (aa) the Shares have been approved for listing on the Nasdaq, subject to official notice of issuance; the Company has taken all necessary actions to ensure that, as of the Closing Time or within applicable grace periods thereafter, it will be in compliance in all material respects with all applicable corporate governance requirements set forth in the NASD's Nasdaq Marketplace Rules ("Nasdaq Rules") that are then in effect;

          (bb) none of the Company or, any of its directors, officers, representatives or controlled affiliates, has taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result under the Securities Act, the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

          (cc) the Company (i) is not required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act, or the rules and regulations thereunder (the "Exchange Act Regulations"), or (ii) does not, directly, or indirectly through one or more intermediaries, control or have any other association with (within the meaning of Article I of the By-laws of the National Association of Securities Dealers, Inc. (the "NASD")) any member firm of the NASD;

          (dd) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the Charter Documents of the Company and the requirements of the Nasdaq;

          (ee) the Company has (i) defensible title to (A) all its interests in the producing gas and oil interests described in the Registration Statement, the Prospectus and the Disclosure Package and (B) all other material real property reflected as assets owned by it in the Registration Statement, the Prospectus and the Disclosure Package, and (ii) good title to substantially all personal property reflected as assets owned by it in the Registration Statement, the Prospectus and the Disclosure Package, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages, claims or defects (collectively, "Liens"), except such Liens (i) as are disclosed in the Registration Statement, the Prospectus and the Disclosure Package, (ii) as could not reasonably be expected to have a Material Adverse Effect, (iii) securing taxes and other governmental charges, or claims of materialmen, mechanics and similar persons, not yet due and payable, (iv) under oil and gas leases, options to lease, operating agreements, utilization and pooling agreements, participation and drilling concessions agreements and gas sales contracts, securing payment of amounts not yet due and payable and of a scope and nature customary in the oil and gas industry, or (v) arising under or permitted by the Company's credit facility; any real property or personal property held under lease by the Company is held under enforceable leases, with such exceptions as are disclosed in the Registration Statement, the Prospectus and the Disclosure Package or as could not reasonably be expected to have a Material Adverse Effect, and the Company has not received any written notice of any material claim that has been asserted by anyone adverse to the rights of the Company under any such lease or affecting the rights of the Company to the continued possession of the leased premises under such lease; the gas and mineral leases, options to lease, drilling rights and concessions or other arrangements held by the Company reflect in all material respects the right of the Company to explore, develop or receive production from the unexplored and undeveloped acreage that the Company owns as described in the Registration Statement, the Prospectus and the Disclosure Package, and the care taken by the Company with respect to acquiring or otherwise procuring such leases, options to lease, drilling rights and concessions or other arrangements has been generally consistent with standard industry practices in the areas in which the Company operates for acquiring or procuring leases or interests therein to explore, develop or produce hydrocarbons; and title investigations have been carried out by or on behalf of the Company with respect to all its interests in the producing gas and oil interests described in the Registration Statement, the Prospectus and the Disclosure Package, in accordance with reasonable practice in the gas industry in the areas in which the Company operates;

          (ff)  the descriptions in each of the Registration Statement, the Prospectus and the Disclosure Package of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly in all material respects the information required to be shown, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in the Registration Statement, the Prospectus or the Disclosure Package or to be filed as exhibits to the Registration Statement which are not described or filed as required;

          (gg) the Company owns or possesses such licenses or other adequate rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively "Intangibles") as are necessary to entitle the Company to conduct the Company's business described in the Registration Statement, the Prospectus and the Disclosure Package, except where failure to own or possess any of the foregoing would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and the Company has not received written notice of any infringement of or conflict with (and, upon due inquiry, the Company does not know of any such infringement of or conflict with) asserted rights of others with respect to any Intangibles which individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect;

          (hh) the Company has established and maintains "disclosure controls and procedures" (as such term is defined in Rule 13a-15(e) under the Exchange Act), which, to the Company's knowledge, are effective in all material respects to perform the functions for which they were established;

          (ii)   the Company has established and maintains "internal controls over financial reporting" (as such term is defined in Rule 13a-15(e) under the Exchange Act); the Company is not aware of (i) any significant deficiency or material weakness in the design or operation of its internal controls over financial reporting which is reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information to management and the Board of Directors, or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting;

          (jj)   except where such failure to file or pay an assessment or lien would not in the aggregate reasonably be expected to have a Material Adverse Effect or where such matters are being contested in good faith with taxing authorities, (i) the Company has accurately prepared and timely filed any and all federal, state and foreign tax returns that are required to be filed by it, if any, (taking into account any extension of time to file granted or obtained on behalf of the Company) and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties, shown to be due thereon, with respect to the periods covered by such tax returns (ii) no deficiency assessment with respect to a proposed adjustment of the Company's federal, state, local or foreign taxes is pending or, to the best of the Company's knowledge, threatened; (iii) since the date of the most recent audited financial statements, the Company has not incurred any liability for taxes other than in the ordinary course of its business; and (iv) there is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company;

          (kk) except as described in the Registration Statement, the Disclosure Package or the Prospectus, the Company carries, or is covered by, insurance (issued by insurers of recognized financial responsibility to the best knowledge of the Company) in such amounts and covering such risks as is appropriate for the conduct of its business and the value of the assets to be held by it upon the consummation of the transactions contemplated by the Registration Statement, the Disclosure Package or the Prospectus and as is customary for companies engaged in the coalbed methane gas and oil exploration and development industries, all of which insurance is in full force and effect;

          (ll)   the Company has not violated, or received written notice of any violation with respect to, any law, rule, regulation, order, decree or judgment applicable to it and its business, including those relating to transactions with affiliates, environmental, safety or similar laws, federal or state laws relating to discrimination in the hiring, promotion or pay of employees, federal or state wages and hours law, the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, except for those violations that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

          (mm) neither the Company nor, to the knowledge of the Company, any officer or director purporting to act on behalf of the Company has at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, or (iii) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company;

          (nn) except as otherwise disclosed in both the Prospectus and the Disclosure Package, there are no outstanding loans, extensions of credit or advances or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of the families of any of them;

          (oo) neither the Company nor, to the knowledge of the Company, any employee or agent of the Company, has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus or the Disclosure Package;

          (pp) all securities issued by the Company, including any securities convertible into or exchangeable or exercisable for Common Stock, on or prior to the date hereof, have been issued and sold in compliance with (i) all applicable federal and state securities laws, (ii) the laws of the Company's jurisdiction of incorporation and (iii) to the extent applicable, the requirements of the Nasdaq;

          (qq) except as described in the Registration Statement, the Disclosure Package or the Prospectus or as would not in the aggregate reasonably be expected to have a Material Adverse Effect, (i) the Company is not in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or the protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (ii) the Company has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with their requirements, (iii) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company, and (iv) to the knowledge of the Company, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company relating to Hazardous Materials or any Environmental Laws;

          (rr)  the information underlying the estimates of the Company's proved reserves that was supplied to Netherland, Sewell & Associates, Inc. (the "Reserve Engineers") for the purposes of preparing the reserve reports and estimates of the proved reserves of the Company disclosed in the

  Registration Statement, the Disclosure Package and the Prospectus, including production and costs of operation, was true and correct in all material respects on the dates such estimates were made, and such information was supplied and was prepared in accordance with customary industry practices; other than normal production of the reserves, natural gas price fluctuations, and fluctuations in demand for natural gas, and except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company is not aware of any facts or circumstances that would result in a materially adverse change in the aggregate net reserves, or the present value of the future net cash flows therefrom, as described in the Registration Statement, the Disclosure Package and the Prospectus and as reflected in the reports the Reserve Engineers prepared with regard to the reserves that we own; the estimates of such reserves and present value as described in the Registration Statement, the Disclosure Package and the Prospectus and reflected in the reports referenced therein have been prepared in a manner that complies with the applicable requirements of the rules under the Securities Act with respect to proved reserves;

          (ss)  the Reserve Engineers are independent engineers with respect to the Company;

          (tt)  the Company has not distributed and will not distribute any offering material in connection with the offer and sale of the Shares except for the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or the Registration Statement;

          (uu) except as otherwise contemplated by the Agreement, the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated;

          (vv) no relationship, direct or indirect, exists between the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Prospectus or the Disclosure Package, which is not so described;

          (ww) the Company is not and, after giving effect to the offering and sale of the Initial Shares as contemplated herein and the application of the net proceeds therefrom as described in the Registration Statement, the Disclosure Package and the Prospectus under the caption "Use of Proceeds", will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (xx) there are no existing or, to the knowledge of the Company, threatened labor disputes with the employees of the Company which could have, individually or in the aggregate, a Material Adverse Effect;

          (yy) the Company and, to the knowledge of the Company, the executive officers and directors of the Company in their capacities as such, are in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder that are effective and applicable to the Company as of the date hereof; and

          (zz) no consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered; the Company has not offered, or caused the Representative to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products;

        Any certificate signed by any officer of the Company delivered to the Representative or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

        (B)  Each Selling Stockholder, severally and not jointly, represents and warrants to the Underwriters that:

          (a)   such Selling Stockholder has full power and authority, corporate or otherwise, to enter into this Agreement and the Custody Agreement and Power of Attorney. All authorizations and consents from third parties necessary for the execution and delivery by such Selling Stockholder of the Custody Agreement and Power of Attorney, and for the execution of this Agreement on behalf of such Selling Stockholder, have been given. Each of the Custody Agreement and Power of Attorney and this Agreement has been duly and validly authorized, executed and delivered by or on behalf of such Selling Stockholder, and each of the Custody Agreement and Power of Attorney constitutes a valid and binding agreement of such Selling Stockholder and is enforceable against such Selling Stockholder in accordance with the terms thereof and hereof, except as may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except to the extent that the indemnification and contribution provisions hereof or thereof may be limited by applicable laws and public policy considerations in respect thereof;

          (b)   such Selling Stockholder now has, and at the Closing Time or the applicable Option Closing Time will have, (i) good and marketable title to, or, with respect to the Option Shares, if any, held through DTC, beneficial ownership of the Option Shares, if any, to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims whatsoever (other than pursuant to the Custody Agreement and Power of Attorney), and (ii) full legal right and power, corporate or otherwise, and all authorizations and approvals required by law, to sell, transfer and deliver such Option Shares, if any, to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling Stockholder herein. Upon the delivery of and payment for such Option Shares, if any, hereunder, such Selling Stockholder will deliver good and marketable title or record and beneficial ownership, as applicable, thereto, free and clear of any pledge, lien, encumbrance, security interest or other claim;

          (c)   Upon (i) payment for the Option Shares, if any, to be sold by the Selling Stockholder pursuant to this Agreement, (ii) delivery of the Option Shares, if any, as directed by the Underwriters, to Cede & Co. ("Cede") or such other nominee as may be designated by DTC, (iii) registration of the Option Shares, if any, in the name of Cede or such other nominee and (iv) appropriate crediting of the Option Shares, if any, on the books of DTC to the securities accounts of the Underwriters in accordance with the New York UCC (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (as such phrase is defined in Section 8-105 of the New York UCC) to the Shares), (A) DTC will be a protected purchaser of the Shares (within the meaning of Section 8-303 of the New York UCC), (B) under Section 8-501 of the New York UCC, the Underwriters will acquire a security entitlement in respect of the Shares and (C) no action based on any adverse claim (within the meaning of Section 8-102 of the New York UCC) to the Option Shares, if any, may be asserted against the Underwriters with respect to such security entitlement, in each case assuming that when such payment, delivery and crediting occur, (x) the Option Shares, if any, will have been registered in the name of Cede or another applicable nominee designated by DTC, in each case on the Company's share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a "clearing corporation" within the meaning of Section 8-102 of the New York UCC and (z) appropriate entries to the accounts of the Underwriters in the records of DTC will have been made pursuant to the New York UCC and any other applicable law, rule or regulation.

          (d)   the execution, delivery and performance of this Agreement, the Custody Agreement and Power of Attorney by or on behalf of such Selling Stockholder and the consummation of the transactions contemplated herein and therein by such Selling Stockholder, do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the formation, organizational or governing documents, if any, of such Selling Stockholder, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Selling Stockholder is a party or by which it or its properties may be bound or affected, or (iii) under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Selling Stockholder or its properties or assets, except in the case of (ii) and (iii) above, for any such conflict, breach or default as would not, individually or in the aggregate, materially and adversely affect the ability of such Selling Stockholder to perform its obligations hereunder, under the Custody Agreement or under the Power of Attorney; or result in the creation or imposition of any material lien, charge, claim or encumbrance upon any property or asset of the Selling Stockholder (other than on the Option Shares, if any, to be sold by such Selling Stockholder pursuant to this Agreement, the Custody Agreement and Power of Attorney);

          (e)   no approval, authorization, consent or order of or filing or registration with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required by the Selling Stockholder in connection with the Selling Stockholder's execution, delivery and performance of this Agreement, the Custody Agreement and Power of Attorney by or on behalf of such Selling Stockholder, the consummation of the transactions contemplated herein and therein by or on behalf of such Selling Stockholder, and the sale and delivery of the Option Shares, if any, by or on behalf of such Selling Stockholder, other than (i) registration of the Option Shares, if any, under the Securities Act, (ii) such as have been obtained, or will have been obtained at the relevant Option Closing Time, under the Securities Act and the Exchange Act, (iii) such filings to be made or approvals as have been obtained regarding the Option Shares, if any, on the Nasdaq and (iv) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Option Shares, if any, are being offered by the Underwriters, except, in the case of (i)-(iv) above, as would not, individually or in the aggregate, result in a Material Adverse Effect;

          (f)    any Selling Stockholder who is an affiliate of the Company is not prompted to sell the Option Shares, if any, by any information concerning the Company which is not set forth in the Registration Statement, the Prospectus or the Disclosure Package;

          (g)   (A) at the time of its effectiveness, (B) on the date of this Agreement and (C) on the date of delivery of the Option Shares, if any, the Registration Statement did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading and (ii) on its date, at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the time of the effectiveness, any Rule 462 Registration Statement which becomes effective prior to the Closing Time in which the Prospectus is included, and on the date of delivery of the Option Shares, if any, the Prospectus will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Such Selling Stockholder makes the representations in the preceding sentence only to the extent that any statements in or omissions from the Registration Statement or the Prospectus are based on written information furnished to the Company by such Selling Stockholder specifically for use therein, it being understood and agreed that the only such information is that specified in Section 9(b) hereof;

          (h)   such Selling Stockholder, or any person acting on behalf of such Selling Stockholder, other than as set forth herein, has not distributed and will not distribute any Free Writing Prospectus, preliminary prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Option Shares, if any, except for any such distribution to which the Representative has consented in advance; and such Selling Stockholder has not taken and will not take, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result in, under the Securities Act, the Securities Act Regulations or otherwise, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Option Shares, if any;

          (i)    the Option Shares, if any, to be sold hereunder by such Selling Stockholder have been placed in custody, for the purpose of making delivery of such Shares under this Agreement and under the Custody Agreement and Power of Attorney which appoints The Bank of New York, as custodian for such Selling Stockholder;

          (j)    such Selling Stockholder has not relied upon the Representative or legal counsel for the Representative for any legal, tax or accounting advice in connection with the offering and sale of the Option Shares, if any;

          (k)   such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as are described in both the Prospectus and the Disclosure Package under "Shares Eligible for Future Sale" or have otherwise been complied with or waived;

          (l)    such selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Initial Shares or any of the Option Shares, if any, that are to be sold by any of the other Selling Stockholders to the Underwriters pursuant to this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus;

          (m)  except in the case of DLJ Merchant Banking III, L.P. and its affiliates, Morgan Stanley & Co. Incorporated and as otherwise disclosed to the Underwriters and the Company in writing, such Selling Stockholder is not a member of or an affiliate of or associated with any member of the NASD; and

          (n)   any certificate signed by any Selling Stockholder delivered to the Representative or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Selling Stockholder to each Underwriter as to the matters covered thereby.

        4.    Certain Covenants:

        A.    The Company hereby agrees with each Underwriter:

          (a)   to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under, or establishing an exemption from such qualification under, the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Representative may designate and to maintain such qualifications or exemption in effect as long as requested by the Representative for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of, or subject itself to taxation as doing business in, any such jurisdiction (except service of process with respect to the offering and sale of the Shares);

          (b)   if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as possible and will advise the Representative promptly and, if requested by the Representative, will confirm such advice in writing, when such post-effective amendment has become effective;

          (c)   to prepare the Prospectus in a form approved by the Representative and file such Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act on or before the second day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree and to furnish promptly copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical in all material respects to the version transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

          (d)   during the time in which a prospectus relating to the Shares is required to be delivered under the Securities Act or the Securities Act Regulations, to advise the Representative promptly and (if requested by the Representative) to confirm such advice in writing, when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective under the Securities Act Regulations;

          (e)   to furnish a copy of each proposed Free Writing Prospectus to the Representative and counsel for the Underwriters and obtain the consent of the Representative, which consent shall not be unreasonably withheld or delayed, prior to referring to, using or filing with the Commission any Free Writing Prospectus pursuant to Rule 433(d) under the Securities Act, other than the Issuer Free Writing Prospectuses, if any, identified in Schedule III hereto;

          (f)    to comply with the requirements of Rules 164 and 433 of the Securities Act Regulations applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission, legending and record keeping, as applicable;

          (g)   during the time in which a prospectus relating to the Shares is required to be delivered under the Securities Act or the Securities Act Regulations, to advise the Representative immediately, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or for additional information with respect thereto, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible, (iii) any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement, or (iv) if the Company becomes subject to a proceeding under Section 8A of the Securities Act in connection with the public offering of Shares contemplated herein; to advise the Representative promptly of any proposal to amend or supplement the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus and to file no such amendment or supplement to which the Representative shall reasonably object in writing prior to such filing (unless required to do so by law);

          (h)   to furnish to the Underwriters for a period of two (2) years from the date of this Agreement (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of shares of Common Stock, and (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, the NASD or any securities exchange, provided, however, that the Company will not be required to furnish reports or other communications or information that is available on EDGAR or other publicly available electronic means;

          (i)    to advise the Underwriters promptly of the happening of any event or development known to the Company within the time during which a prospectus relating to the Shares (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is required to be delivered under the Securities Act Regulations which, in the judgment of the Company or in the reasonable opinion of the Representative or counsel for the Underwriters, (i) would require the making of any change in the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) as a result of which any Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Shares, or (iii) if it is necessary at any time to amend or supplement the Prospectus or the Disclosure Package to comply with any law and, during such time, to promptly prepare and furnish to the Representative copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish, at the Company's own expense, to the Underwriters and to dealers, copies in such quantities and at such locations as the Representative may from time to time reasonably request of an appropriate amendment or supplement to the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package as so amended or supplemented will not, in the light of the circumstances when it (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is so delivered, be misleading or, in the case of any Issuer Free Writing Prospectus, conflict with the information contained in the Registration Statement, or so that the Prospectus or the Disclosure Package will comply with the law;

          (j)    to file promptly with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus that may, in the judgment of the Company or the Representative, be required by the Securities Act or requested by the Commission;

          (k)   prior to filing with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, to furnish a copy thereof to the Representative and counsel for the Underwriters and to obtain the consent of the Representative which consent shall not be unreasonably withheld or delayed;

          (l)    to furnish promptly to the Representative such number of conformed copies of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein) as the Representative may reasonably request;

          (m)  to apply the net proceeds of the sale of the Initial Shares in accordance with its statements under the caption "Use of Proceeds" in the Prospectus and the Disclosure Package;

          (n)   to make generally available to its security holders and to deliver to the Representative as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in form, at the option of the

  Company, complying with the provisions of Rule 158 of the Securities Act Regulations,) covering a period of 12 months beginning after the effective date of the Registration Statement;

          (o)   to use its reasonable best efforts to list the Shares on the Nasdaq, provided that the Company has a sufficient number of stockholders to be eligible to list the Shares on Nasdaq, and if applicable, to file with the Nasdaq all documents and notices required by the Nasdaq of companies that have securities that are traded and quotations for which are reported by the Nasdaq and to use its reasonable best efforts to maintain the quotation of the Shares on the Nasdaq, and to comply in all material respects with the applicable corporate governance requirements set forth in the NASD's Nasdaq Marketplace Rules standards in effect from time to time;

          (p)   the Company and any of the officers and directors of the Company in their capacities as such, are, and at the Closing Time and any Option Closing Time will be in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder that are effective and applicable to the Company on such date;

          (q)   to engage and maintain, at its expense, a registrar and transfer agent for the Shares;

          (r)   to refrain, from the date hereof until 180 days after the date of the Prospectus, without the prior written consent of the Representative, from, directly or indirectly, (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring, (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing, or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that the foregoing restrictions do not apply to (a) the issuance and sale of the Initial Shares by the Company to the Underwriters in connection with the public offering contemplated by this Agreement, (b) the filing of amendments or supplements to the Company's registration statement (Reg. No. 333-133983) (the "Shelf Registration Statement") relating to the registration of shares of Common Stock pursuant to the Registration Rights Agreement dated April 11, 2006, (c) the filing of a Rule 462(b) Registration Statement, if any, and a registration statement on Form S-8, (d) the issuance or sale of shares of Common Stock or the execution of any agreement to issue shares of Common Stock in connection with the acquisition of stock or assets of another business, by merger or otherwise, provided that the recipients of such shares of Common Stock agree to the same lock-up provisions and the remaining period to which the Company is subject, (e) the issuance of any securities pursuant to the Company's stock incentive plan, and (f) the issuance of any shares of Common Stock upon the exercise of any options issued pursuant to the Company's stock incentive plan as described in the Registration Statement;

          (s)   not to, and to use its commercially reasonable efforts to cause its officers, directors and affiliates not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay any person (other than the Underwriters) any compensation for soliciting any order to purchase any other securities of the Company;

          (t)    to cause (i) each executive officer and director of the Company to furnish to the Representative, prior to the Initial Sale Time, a letter or letters, substantially in the form of Exhibit B-1 hereto and (ii) each of the DLJ Funds and CCBM to furnish to the Representative, prior to the Initial Sale Time, a letter or letters, substantially in the form of Exhibit B-2 hereto;

          (u)   that the Company shall have customary directors and officers liability insurance;

          (v)   if, at any time during the 30-day period after the date of the Prospectus, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the reasonable opinion of the Representative, the market price of the Common Stock has been or is likely to be materially adversely affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus) and after written notice from the Representative advising the Company to the effect set forth above, consult with the Representative, subject to applicable law, concerning such rumor, publication or event;

          (w)  that the Company will comply in all material respects with all of the provisions of any undertakings in the Registration Statement; and

          (x)   that the Company (i) will comply in all material respects with all applicable securities and other applicable laws, rules and regulations, including without limitation, the rules and regulations of the NASD, in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program and (ii) will pay all reasonable fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and any stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program.

        (B)  Each Selling Stockholder hereby agrees with each Underwriter:

          (a)   to deliver to the Representative prior to the date of the Preliminary Prospectus a properly completed and executed Form W-9 (if the Selling Stockholder is a United States person, within the meaning of the Code) or applicable Form W-8 (if the Selling Stockholder is a non-United States person, within the meaning of the Code);

          (b)   to furnish to the Representative, prior to the Initial Sale Time, a letter or letters, substantially in the form of Exhibit B-2 hereto, with respect to the DLJ Funds and CCBM;

          (c)   if, at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Prospectus and the Disclosure Package has been completed, as determined by the Representative, such Selling Stockholder has knowledge or becomes aware of the occurrence of any event as a result of which the Registration Statement, as then amended, with respect only to the information furnished to the Company by such Selling Stockholder specifically for use therein, it being understood and agreed that the only such information is that specified in Section 9(b) hereof, would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus or the Disclosure Package, in each case as then amended or supplemented, with respect only to the information furnished to the Company by such Selling Stockholder specifically for use therein, it being understood and agreed that the only such information is that specified in Section 9(b) hereof, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, such Selling Stockholder will promptly notify the Company and the Representative;

          (d)   to deliver to the Company or the Underwriters such documentation, including the Custody Agreement and Power of Attorney substantially in the form set forth on Exhibit A, as the Company or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions of this Agreement; and

          (e)   not to prepare or have prepared on its behalf or use or refer to any Free Writing Prospectus and to not distribute any written materials in connection with the offer or sale of the Shares.

        5.    Payment of Expenses:

        (a)   Except as provided in Section 4(A)(a) or as otherwise expressly set forth in this Agreement, the Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment) and costs related to NetRoadshow, (ii) the preparation, issuance and delivery of the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters, (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws that the Company and the Representative have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the reasonable legal fees and filing fees and other disbursements of counsel for the Underwriters related to such qualification), assuming that the Shares are approved for listing on the Nasdaq, and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) filing for review of the public offering of the Shares by the NASD (including the reasonable legal fees and filing fees and other disbursements of counsel for the Underwriters relating thereto), (vi) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement, (vii) the fees and expenses incurred in connection with the inclusion of the Shares in the Nasdaq, if applicable, (viii) the costs and expenses of the Company and its employees incurred in connection with the marketing of the Shares, including all of the cost of any aircraft and ground transportation chartered in connection with the marketing of the Shares, (ix) all fees and disbursements of counsel and accountants for the Company, (x) fees and expenses of the Custodian for the Shares, and (xi) the performance of the Company's other obligations hereunder. Upon the request of the Representative, the Company will provide funds in advance for NASD filing fees.

        (b)   The Underwriters shall be responsible for (i) all fees, expenses and disbursements of their legal counsel (other than the fees and expenses of counsel with respect to state securities or blue sky laws and obtaining the filing for review of the public offering of the Shares by the NASD, all of which shall be reimbursed by the Company pursuant to Section 5(a)(iv) and (v) above) and any other advisors, accountants, appraisers, etc. and (ii) all costs and expenses of the Underwriters incurred in connection with the marketing of the Shares, including but not limited to, all out-of-pocket expenses, hotel accommodations and commercial aircraft transportation of their personnel (other than the costs and expenses of chartered aircraft and ground transportation, all of which shall be reimbursed by the Company pursuant to Section 5(a)(viii) above).

        (c)   Each of the Selling Stockholders, severally and not jointly, agree with each Underwriter to pay (directly or by reimbursement) all reasonable fees and expenses incident to the performance of their respective obligations under this Agreement which are otherwise specifically provided for herein, including, but not limited to, (i) reasonable fees and expenses of counsel and other advisors for such

Selling Stockholders, and (ii) expenses and taxes incident to the sale and delivery of the Option Shares, if any, to be sold by such Selling Stockholder to the Underwriters hereunder (which taxes, if any, may be deducted by the Custodian).

        (d)   If this Agreement shall be terminated by the Underwriters, or any of them, for any reason other than pursuant to Section 7(ii), (iii), (iv) or (v), the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses, including fees and disbursements of Underwriters' counsel reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated herein. The Underwriters will provide the Company with reasonable documentation of their out-of-pocket expenses.

        6.    Conditions of the Underwriters' Obligations:

        The obligations of the Underwriters hereunder to purchase Initial Shares from the Company and the Option Shares, if any, from the Selling Stockholders at the Closing Time or on each Option Closing Time, as applicable, are subject to (i) the accuracy of the representations and warranties on the part of (a) the Company under this Agreement and (b) the Selling Stockholders hereunder and under the Custody Agreement and Power of Attorney, in each case, on the date hereof and at the Closing Time and on each Option Closing Time, as applicable, (ii) the performance by the Company and the Selling Stockholders of their respective obligations hereunder and, with respect to the Selling Stockholders, under the Custody Agreement and Power of Attorney, and (iii) the satisfaction of the following further conditions at the Closing Time or on each Option Closing Time, as applicable:

          (a)   The Company shall furnish to the Underwriters at the Closing Time and on each Option Closing Time, if any, an opinion of Andrews Kurth LLP, counsel for the Company, addressed to the Underwriters, dated the Closing Time and each Option Closing Time and in form and substance reasonably satisfactory to Akin Gump Strauss Hauer & Feld LLP, counsel for the Underwriters, in substantially the form attached hereto as Exhibit C.

          (b)   Each Selling Stockholder marked with an asterix on Schedule I shall furnish to the Underwriters on each Option Closing Time, if any, an opinion of counsel for such Selling Stockholder and its affiliates, addressed to the Underwriters, dated each Option Closing Time and in form and substance reasonably satisfactory to Akin Gump Strauss Hauer & Feld LLP, counsel for the Underwriters, in substantially the form attached hereto as Exhibit D.

          (c)   On the date of this Agreement and at the Closing Time and each Option Closing Time (if applicable), the Representative shall have received from Ehrhardt, Keefe, Steiner & Hottman PC letters dated the respective dates of delivery thereof and addressed to the Representative and the board of directors to the Company, in form and substance satisfactory to the Representative, containing statements and information of the type specified in AU Section 634 "Letters for Underwriters and Certain other Requesting Parties" of Certified Public Accountants with respect to the financial statements, and certain financial numbers of the Company included in the Registration Statement, the Prospectus and the Disclosure Package, and such other matters customarily covered by comfort letters issued in connection with registered public offerings; provided, that the letters delivered at the Closing Time and each Option Closing Time (if applicable) shall use a "cut off" date no more than three business days prior to such Closing Time or such Option Closing Time, as the case may be.

        In the event that the letters referred to above set forth any material changes in indebtedness, decreases in total assets or retained earnings or increases in borrowings, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representative deems such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole reasonable judgment of the Representative, make it impractical or inadvisable to proceed with the purchase and delivery of the Shares as contemplated by the Registration Statement.

          (d)   The Representative shall have received at the Closing Time and on each Option Closing Time, if any, the favorable opinion of Akin Gump Strauss Hauer and Feld LLP, counsel to the Underwriters, dated the Closing Time or such Option Closing Time, if any, addressed to the Underwriters and in form and substance reasonably satisfactory to the Representative.

          (e)   The Representative shall have received from the Reserve Engineers' letters dated, respectively, as of the date hereof and the Closing Time, addressed to the Representative and in form and substance satisfactory to the Representative.

          (f)    The Registration Statement shall have become effective not later than 5:00 p.m., New York City time, on the date of this Agreement, or such later time and date as the Representative shall approve.

          (g)   No amendment or supplement to the Registration Statement, the Prospectus or any document in the Disclosure Package shall have been filed to which the Representative shall have objected in writing prior to its filing.

          (h)   Prior to the Closing Time and each Option Closing Time (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus or any document in the Disclosure Package shall have been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, has occurred; (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representative; (iii) the Registration Statement shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iv) the Prospectus and the Disclosure Package shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (i)    All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Time shall have been made within the applicable time period prescribed for such filing by such rule.

          (j)    Between the time of execution of this Agreement and the Closing Time or Option Closing Time, if any, there shall not have occurred or become known to the Company any Material Adverse Change, and (ii) no transaction which is material to the Company shall have been entered into by the Company that has not been fully and accurately disclosed in the Disclosure Package and Prospectus.

          (k)   The Shares shall have been approved for inclusion in the Nasdaq, subject only to official notice of issuance.

          (l)    The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (m)  The Representative shall have received lock-up agreements as set forth in Sections 4(A)(t) and (B)(b).

          (n)   The Company shall have delivered to the Underwriters a certificate, executed by the Secretary or Assistant Secretary of the Company and dated as of the Closing Time and Option Closing Time, if any, as to (i) the resolutions adopted by the Company's board of directors in form and substance reasonably acceptable to the Representative, (ii) the Company's certificate of incorporation, as amended and (iii) the Company's bylaws, as amended, each as in effect at the Closing Time and Option Closing Time, if any.

          (o)   The Company will, at the Closing Time and on each Option Closing Time, deliver to the Underwriters a certificate of its Chief Executive Officer and Chief Financial Officer, to the effect that:

            (i)    the representations and warranties of the Company in this Agreement are true and correct, in all material respects, as if made on and as of the Closing Time or any Option Closing Time, as applicable, (except to the extent that such representations and warranties speak as of another date, in which case such representations and warranties shall be true and correct in all material respects as of such other date);

            (ii)   the conditions set forth in Section 6(h) shall have been satisfied and be true and correct;

            (iii)  the Company has complied with all the covenants and agreements and satisfied all the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Time or any Option Closing Time, as applicable;

            (iv)  between the date of this Agreement and the Closing Time or each Option Closing Time, as applicable, there has not been (a) any Material Adverse Change, (b) any transaction that is material to the Company, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company incurred by the Company, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company that is material to the Company, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (f) any loss or damage (whether or not insured) to the property of the Company which has been sustained or will have been sustained which has a Material Adverse Effect.

          (p)   The DLJ Funds will, at the Closing Time and on each Option Closing Time, deliver to the Underwriters a certificate, to the effect that:

            (i)    the representations and warranties of such Selling Stockholder set forth in this Agreement and in the Custody Agreement and Power of Attorney are true and correct as of such date; and

            (ii)   such Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder and under this Agreement, the Custody Agreement and Power of Attorney at or prior to the date hereof.

          (q)   The Company and the Selling Stockholders, as applicable, shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in (i) the Registration Statement, the Prospectus and the Disclosure Package, (ii) the representations, warranties and statements of the Company contained herein, (iii) the representations, warranties and statements of the Selling Stockholders contained herein and in the Custody Agreement and Power of Attorney, (iv) the performance by the Company and the Selling Stockholders of their respective covenants contained herein and therein, and (v) the fulfillment of any conditions contained herein or therein, as of the Closing Time or any Option Closing Time, as the Underwriters may reasonably request.

        7.    Termination:

        The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representative, at any time prior to the Closing Time or any Option Closing

Time, if (i) any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, (ii) trading in securities in general on any exchange or national quotation system shall have been suspended or minimum prices shall have been established on such exchange or quotation system, (iii) there has been a material disruption in the securities settlement, payment or clearance services in the United States, (iv) a banking moratorium shall have been declared either by the United States or New York State authorities, or (v) if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions of such magnitude in its effect on the financial markets of the United States as, in the judgment of the Representative, to make it impracticable to market the Shares.

        If the Representative elects to terminate this Agreement as provided in this Section 7, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

        If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this Agreement, (i) the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5 and 9 hereof) and (ii) the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

        8.    Increase in Underwriters' Commitments:

        If any Underwriter shall default at the Closing Time or on any Option Closing Time in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date, the Representative shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the "Defaulted Shares"). Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the Representative may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Sections 5 and 9 hereof shall at all times be effective and shall survive such termination.

        Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Initial Shares hereunder on such date unless all of the Initial Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representative with the approval of the Company or selected by the Company with the approval of the Representative).

        If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Option Closing Time for a period not exceeding five (5) business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

        The term "Underwriter" as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

        9.    Indemnity and Contribution by the Company, the Selling Stockholders and the Underwriters:

        (a)   The Company agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any breach of any representation, warranty or covenant of the Company contained herein, (B) any untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement (or any amendment), (ii) any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, or (iii) the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), in the case of (B)(ii) and (iii) above, in the light of the circumstances under which any such statements were made, (C) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction (domestic or foreign) in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"), (D) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or (E) any omission or alleged omission from any (i) Issuer Free Writing Prospectus, (ii) Prospectus or (iii) Application, of a material fact necessary to make the statements made therein, in the case of (E)(i) and (ii) above, in the light of the circumstances under which any such statements were made, not misleading, except in the case of (B), (D) and (E) above only insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representative to the Company expressly for use in such Registration Statement, Prospectus, Issuer Free Writing Prospectus or Application (that information being limited to that described in the last sentence of Section 9(d)). The indemnity agreement set forth in this Section 9(a) shall be in addition to any liability which the Company may otherwise have.

        (b)   Each Selling Stockholder, severally in proportion to the number of Shares to be sold by each of them hereunder, agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any breach of any representation, warranty or covenant of such Selling Stockholder contained herein or in the Custody Agreement and Power of Attorney, (B) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, or the Prospectus, (C) any omission or alleged omission to state a material fact required to be stated in such Registration Statement, or necessary to make the statements made therein not misleading, or (D) any omission or alleged omission from any such Issuer Free Writing Prospectus or Prospectus of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; except in the case of (B), (C) and (D) above only insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by such Selling Stockholder to the Company expressly for use in such Registration Statement, Issuer Free Writing Prospectus or Prospectus. The statements set forth under the captions "Certain Relationships and Related Party Transactions," "Security Ownership of Certain Beneficial Owners and Management" and "Selling Stockholders" in the Preliminary Prospectus, the Disclosure Package and the Prospectus (to the extent such statements relate to the applicable Selling Stockholder) constitute the only information furnished by or on behalf of any such Selling Stockholder to the Company for purposes of this Section 9. Notwithstanding anything herein to the contrary, the indemnity agreement contained in this subsection (b) shall not require any such Selling Stockholder to reimburse the Underwriters for in excess of the net sale price (after underwriting discounts and commissions, but before expenses) of the Option Shares, if any, sold by such Selling Stockholder pursuant to this Agreement. The indemnity agreement set forth in this Section 9(b) shall be in addition to any liabilities that the Selling Stockholders may otherwise have.

        (c)   If any action is brought against an Underwriter or any such officer, director or controlling person in respect of which indemnity may be sought against the Company or any Selling Stockholder pursuant to Section 9(a) or (b)above, such Underwriter or any such officer, director or controlling person shall promptly notify the Company or such Selling Stockholder, as applicable, in writing of the institution of such action, and the Company or such Selling Stockholder, as applicable, shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company or such Selling Stockholder, as applicable, will not relieve the Company or such Selling Stockholder, as applicable, of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such officer, director or controlling person unless the employment of such counsel shall have been authorized in writing by the Company or such Selling Stockholder, as applicable, in connection with the defense of such action, or the Company or such Selling Stockholder, as applicable, shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that counsel selected by the Company or such Selling Stockholder has a conflict of interest or there may be defenses available to it or them which are different from or additional to those available to the Company or such Selling Stockholder, as applicable, (in which case neither the Company nor such Selling Stockholder shall have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company or the Selling Stockholder, as applicable, and paid as incurred (it being understood, however, that neither the Company nor any Selling Stockholder shall be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, neither the Company nor any Selling Stockholder shall be liable for any settlement of any such claim or action effected without its consent. Neither the Company nor any such Selling Stockholder shall, without the prior written consent of the Underwriters, as applicable, settle any such claim or action for itself and any Underwriter or controlling person, unless the Company or such Selling Stockholder pays any settlement payment and such settlement (i) includes a complete and unconditional release of the Underwriter or controlling person from all losses, expenses, claims, damages, injunctions, liability and other obligations with respect to any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of the Underwriter or controlling person.

        (d)   Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company and each Selling Stockholder, and their respective directors, officers, employees and agents and any person who controls the Company or any Selling Stockholder within the meaning of

Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, the Selling Stockholder or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, or the Prospectus, or any Application, (B) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or (C) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but in each case only insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, Issuer Free Writing Prospectus, Prospectus or Application in reliance upon and in conformity with information furnished in writing by the Underwriters through the Representative to the Company expressly for use therein. The statements set forth in the paragraphs identified by ["Syndicate Short Sales," "Stabilization" and "Passive Market Making"] under the caption "Underwriting" in the Preliminary Prospectus, the Disclosure Package and the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representative to the Company for purposes of this Section 9.

        (e)   If any action is brought against the Company, any Selling Stockholder or any such officer, director or controlling person in respect of which indemnity may be sought against any Underwriter pursuant to Section 9(d) above, the Company, the Selling Stockholder or such officer, director or controlling person shall promptly notify the Representative in writing of the institution of such action and the Representative, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Representative, on behalf of the Underwriters will not relieve the Underwriters, as applicable, of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. The Company, the Selling Stockholder or such officer, director or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Selling Stockholder or such officer, director or controlling person unless the employment of such counsel shall have been authorized in writing by the Representative in connection with the defense of such action or the Representative shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that counsel selected by the Representative has a conflict of interest or there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representative shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of the Representative. The Representative, on behalf of the Underwriters shall have the right to settle any such claim or action for itself and the Company or such Selling Stockholder, as applicable, or controlling person so long as pays any settlement payment and such settlement (i) includes a complete and unconditional release of the Company or such Selling Stockholder, as applicable, or controlling person from all losses, expenses, claims, damages, injunctions, liability and other obligations with respect to any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of the Company or such Selling Stockholder, as applicable, or controlling person.

        (f)    If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsections (a), (b), (c) and (d) of this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholders and the Underwriters from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, of the Selling Stockholders and of the Underwriters in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholders and the Underwriters shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company or the Selling Stockholders, as applicable, bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company, of the Selling Stockholders and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, by the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action. The amount contributed by any Selling Stockholder under this Section 9(f) shall not be in excess of the net sale price (after underwriting discounts and commissions, but before expenses) of the Option Shares, if any, sold by such Selling Stockholder pursuant to this Agreement.

        (g)   The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (f)(i) and, if applicable (ii), above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and no Selling Stockholder shall be required to contribute any amount in excess of the net sale price (after underwriting discounts and commissions, but before expenses) of the Option Shares, if any, sold by such Selling Stockholder pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

        (h)   The Company agrees to indemnify and hold harmless each Underwriter and its affiliates and each person, if any, who controls each Underwriter and its affiliates within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to participants in connection with the Directed

Share Program, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) as a result of the failure of any participant to pay for and accept delivery of Directed Shares that the participant has agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program.

        10.    Survival:

        The indemnity and contribution agreements contained in Section 9 and the covenants, warranties and representations of the Company and the Selling Stockholders contained in Sections 3, 4 and 5 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter or by or on behalf of the Company, its directors and officers, the Selling Stockholders or any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares. The Company, each Selling Stockholder and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's officers and directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

        11.    Duties:

        Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties. The Underwriters undertake to perform such duties and obligations only as expressly set forth herein. Such duties and obligations of the Underwriters with respect to the Shares shall be determined solely by the express provisions of this Agreement, and the Underwriters shall not be liable except for the performance of such duties and obligations with respect to the Shares as are specifically set forth in this Agreement. Each of the Company and the Selling Stockholders acknowledges and agrees that: (a) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm's-length commercial transaction between the Company and the Selling Stockholders, on the one hand, and the several Underwriters, on the other hand, and the Company and the Selling Stockholders are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (b) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, the Selling Stockholders or their respective affiliates, stockholders, creditors or employees or any other party; (c) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company or the Selling Stockholders with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Selling Stockholders on other matters); and (d) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Selling Stockholders and that the several Underwriters have no obligation to disclose any of such interests. The Company and each Selling Stockholder acknowledges that the Underwriters disclaim any implied duties (including any fiduciary duty), covenants or obligations arising from the Underwriters' performance of the duties and obligations expressly set forth herein. The Company and the Selling Stockholders hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Selling Stockholders may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

        12.    Notices:

        Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209, Attention: Syndicate Department, Fax: (703) 469-1090; if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 1 E. Alger Street, Sheridan, Wyoming 82801, Fax: (307) 673-9711, or if to a Selling Stockholder at the address set forth on Schedule I hereto or, if none is set forth, c/o Peter G. Schoonmaker and Ronald T. Barnes, as Attorneys for the Selling Stockholders, 1 E. Alger Street, Sheridan, Wyoming 82801, Fax: (307) 673-9711.

        13.    Governing Law; Headings:

        THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

        14.    Parties at Interest:

        The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Selling Stockholders and the controlling persons, directors and officers referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

        15.    Counterparts and Facsimile Signatures:

        This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

        16.    Amendments and Waivers:

        Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

        17.    Successors:

        This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

        18.    Severability:

        In the event that any one or more of the provisions contained herein is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, but only to the extent that giving effect to such provision and the remaining provisions hereof is in accordance with the intent of the parties as reflected in this Agreement.

        19.    Entire Agreement:

        This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the matters and transactions contemplated hereby and thereby, and this Agreement supersedes all prior agreements and understandings whatsoever relating to such matters and transactions.

*********

        If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Selling Stockholders and the Underwriters.

Very truly yours,
PINNACLE GAS RESOURCES, INC.
By:	By: Peter G. Schoonmaker Title: Chief Executive Officer & President
EACH OF THE SELLING STOCKHOLDERS LISTED ON SCHEDULE I ATTACHED HERETO
By:	Ronald T. Barnes
By:	Ronald T. Barnes, as Attorney-in- Fact
Accepted and agreed to as of the date first above written:
FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
By:
Title:
For itself and as Representative of the other Underwriters named on Schedule II hereto.

Schedule I

Selling Stockholders

Schedule II

Underwriters

Underwriter	Number of Initial Shares to be Purchased	Maximum Number of Option Shares, if any, to be Purchased
Friedman, Billings, Ramsey & Co., Inc.
RBC Capital Markets
A.G. Edwards & Sons, Inc.
Johnson Rice & Company L.L.C.
Total	3,750,000	562,500

Schedule III

Issuer Free Writing Prospectuses

QuickLinks

  Exhibit 1.1
PINNACLE GAS RESOURCES, INC. 3,750,000 Shares of Common Stock
FORM OF UNDERWRITING AGREEMENT
Schedule I Selling Stockholders
Schedule II Underwriters
Schedule III Issuer Free Writing Prospectuses